EXHIBIT 10.7

                           TRADEMARK LICENSE AGREEMENT
                           ---------------------------

                                  INTRODUCTION
                                  ------------

                  THIS TRADEMARK LICENSE AGREEMENT, dated as of July 8, 1999 (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided herein, this "Agreement"), is by and between SPAR INFOTECH, INC., a Nevada corporation currently having an address at 303 South Broadway, Suite 140, Tarrytown, New York 10591(the "Licensee"), and SPAR TRADEMARKS, INC., a Nevada corporation currently having an address at 303 South Broadway, Suite 140, Tarrytown, New York 10591 (the "Licensor"). The Licensor and the Licensee are sometimes referred to herein individually as a "Party" and collectively as the "Parties".

                                    RECITALS
                                    --------

                  The Licensor is the owner of the Trademarks (as these and the other capitalized terms used in these Recitals are defined in Section 1, below) with respect to the Products and Services, and the Licensee desire to use the Trademarks in the Territory in connection with the Products and Services. The Licensor is willing to grant to the Licensee the nonexclusive right and license to use the Trademarks on and in connection with the Products and Services in the Territory, all upon the terms and provisions and subject to the conditions set forth in this Agreement.

                                    AGREEMENT
                                    ---------

                  In consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration (the receipt and adequacy of which is hereby acknowledged by the Parties), the Parties hereto hereby agree as follows:

                  SECTION 1. DEFINITIONS. Each use in this Agreement of a neuter pronoun shall be deemed to include references to the masculine and feminine variations thereof, and vice versa, and a singular pronoun shall be deemed to include a reference to the plural variation thereof, and vice versa, in each case as the context may permit or require. As used in this Agreement, the following capitalized terms and non-capitalized words and phrases shall have the meanings respectively assigned to them below, which meanings shall be applicable equally to the singular and plural forms of the terms so defined:

                  (a) "Business Competitive With the Licensee" shall mean any substantial business activity in collecting, analyzing and/or disseminating scanner data, ex-factory shipment data and/or other similar information.

                  (b) "Business Competitive With Marketing Force" shall mean any substantial business activity conducted by any person that is competitive with any substantial business activity conducted by any SPAR Company or PIA Company at the Merger Effective Time (whether or not such person's activity is actually conducted in competition with any SPAR Company or PIA Company), excluding, however, any Business Competitive With the Licensee (whether or not so conducted by any SPAR Company or PIA Company).

                  (c) "Merger Effective Time" shall mean the "Effective Time" under (and as defined in) the Agreement and Plan of Merger dated as of February 28, 1999, among the SPAR Companies and the PIA Companies (which is the time the merger thereunder takes effect and the SPAR Companies and PIA Companies come under common control), as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

                  (d) "PIA Company" and "PIA Companies" shall respectively mean any one or more of PIA MERCHANDISING SERVICES, INC., a Delaware corporation, SG ACQUISITION, INC., a Nevada corporation (which is merging into SPAR Acquisition, Inc.), PIA MERCHANDISING CO., INC., a California corporation, and their respective subsidiaries as of the Merger Effective Time.

                  (e)  "Products"   shall  mean  the  products  claimed  in  the
registrations for the Trademarks listed in Exhibit A hereto and any other products for which the Licensor has such Trademark rights.

                  (f) "Representative" of any Party shall mean any of its directors, officers, employees, attorneys, heirs, executors, administrators, or agents, any of such Party's sublicensees, affiliates, successors and assigns, or any of their respective directors, officers, employees, attorneys, heirs, executors, administrators, or agents.

                  (g)  "Services"   shall  mean  the  services  claimed  in  the
registrations for the Trademarks listed in Exhibit A hereto and any other services for which the Licensor has such Trademark rights.

                  (h) "SPAR Company" and "SPAR Companies" shall respectively mean any one or more of SPAR ACQUISITION, INC., a Nevada corporation, SPAR MARKETING, INC., a Delaware corporation, SPAR MARKETING, INC., a Nevada corporation, SPAR MARKETING FORCE, INC., a Nevada corporation, SPAR, INC., a Nevada corporation, SPAR/BURGOYNE RETAIL SERVICES, INC., an Ohio corporation, SPAR INCENTIVE MARKETING, INC., a Delaware corporation, SPAR MCI PERFORMANCE GROUP, INC., a Delaware corporation, and SPAR TRADEMARKS, INC., a Nevada corporation.

(i)      "Territory" shall mean the United States and Canada.

(j) "Trademark" and "Trademarks" shall respectively mean any and all of the registered trademarks of the Licensor registered in the United States and Canada listed in Exhibit A hereto, any additional registered trademarks of the Licensor deriving or containing any Trademark, and any and all renewals thereof.

                  Section 2. Grant of License and Affiliate Sublicenses;  Limits
                             on Use.

                  (a)  License.  Subject  to the  terms  and  conditions  herein contained, the Licensor hereby grants to the Licensee a royalty-free, nonexclusive license to use: (i) the Trademarks (alone or as part of other words or phrases) on and in connection the Products and Services in the Territory; and
(ii) to the extent the Licensor has any right, title or interest therein, the name "SPAR" (alone or as part of other words or phrases) in its legal and/or trade name and on or in connection with any products or services other than the Products and Services.

                  (b) Sublicenses. The Licensee from time to time may add one or more subsidiaries or affiliates (but only those under common ownership and control with the Licensee) as a sublicensee under this Agreement (each a "Sublicensee" and collectively "Sublicensees"). Each Sublicensee hereby assumes and agrees to be bound by the terms, provisions and conditions as set forth in this Agreement as if it were the "Licensee" and a "Party" hereunder. In the event the control or ownership of any Sublicensee, its business or substantially all of its assets are sold or transferred so that such Sublicensee, business or assets cease to be under common ownership and control with the Licensee, such subsidiary or affiliate shall automatically cease to be a Sublicensee hereunder from and after such sale or transfer, without, however, relieving or otherwise affecting any of the obligations of such former Sublicensees with respect to its obligations with respect to actions or events arising prior to such sale or transfer.

                  (c) License May Follow Group Sale. In the event that the control or ownership of all or substantially all of the Licensee and Sublicensees or all or substantially all of their businesses or assets are sold or transferred (a "Group Sale"), this Agreement may be transferred (in whole) as part of such Group Sale by written notice to the Licensor and (if an asset sale) the assumption of this Agreement by the purchasers by the delivery to the Licensor of an assumption agreement in form and substance reasonably acceptable to the Licensor, duly executed by the new Licensee; provided, however, that this Agreement may not be so transferred to anyone whose business is in any material respect a Business Competitive With Marketing Force. Any entity not included in the Group Sale shall automatically cease to be a Licensee or Sublicensee hereunder from and after such sale or transfer, without, however, relieving or otherwise affecting any of its obligations with respect to actions or events arising prior to such sale or transfer.

                  (d) Limits on the Licensee's Use of Trademarks. Neither the Licensee nor any of its Sublicensees shall use any Trademark in any material respect in any Business Competitive With Marketing Force.

                  (e) No Unpermitted Users. No Party shall cause, suffer, or permit any of its affiliates or cause any other person to use any Trademark in any material respect unless such person is a permitted Licensee or Sublicensee hereunder.

                  Section 3. Term. The term of this Agreement shall commence on the date of this Agreement and continue through December 31, 2098 (as and if extended pursuant to this Section, the "Term"). The Term of this Agreement is automatically renewable for additional consecutive ninety-nine year terms. If the Licensee (in the Licensee's sole and absolute discretion) chooses not to renew, a written request from the Licensee seeking termination must be received by the Licensor at least 90 days prior to the scheduled end of the then current Term. The Term is also subject to earlier termination as provided in this Agreement. Upon the termination of this Agreement by the Licensee, (i) the right and license to use the Trademarks granted to the Licensee hereunder shall forthwith terminate, (ii) the Licensee shall promptly thereafter shall cease and desist from using the marks on or in connection with the Products or Services, and (iii) the Licensee shall, promptly upon receipt of the written request of the Licensor, without charge, execute any and all documents, and record them with any and all appropriate governmental agencies within the Territory, as may be necessary to remove the Trademarks from its company name and to otherwise reasonably evidence that the Licensee no longer has the right and license to use the Trademarks; provided, however, that upon such termination of this Agreement, the Licensee shall have the right to continue to sell any existing inventory of the Products and to use the Trademarks in connection with such sale for a period of up to three months after the effective date of termination of this Agreement.

                  Section 4. Non-Exclusivity of License; Limits on Licensor's Use and Licensing Rights: Validity of Trademarks.

                  (a) Retained Rights and Limits on Use. The Licensee acknowledges and agrees that, all rights in the Trademarks, other than those specifically granted in this Agreement, are reserved by the Licensor, and the Licensor may (during the Term or thereafter) specifically grant other licenses to use the Trademarks on or in connection with (i) any one or more of the Products and Services within or outside the Territory or (ii) any other products or services within or outside the Territory to the extent it has rights therein; provided, however, that the Licensor covenants and agrees that neither the Licensor nor any of its affiliates (as sublicensees or otherwise) shall (A) use any Trademark in any material respect in any Business Competitive With the Licensee, or (B) license or otherwise grant any rights in or to any Trademark to any person whose business is in any material respect a Business Competitive With the Licensee.

                  (b) Ownership and Validity of Trademarks. The Licensee acknowledges and agrees that the Licensor is the legal, valid and exclusive owner of the Trademarks. The Licensee covenants and agrees that it will not, individually or with any other licensee or person, at any time during the term of this Agreement or thereafter, directly or indirectly, challenge, contest or aid in challenging or contesting (i) the legality or validity of any of the Trademarks, (ii) the ownership by the Licensor of any of the Trademarks, or (iii) the title of or registration by the Licensor of any of the Trademarks, in each case whether such Trademarks are now existing or hereafter acquired, created or obtained and all renewals thereof.

                  Section 1. Compliance with Applicable Law. The Licensee covenants and agrees with the Licensor that, during the Term of this Agreement, unless the Licensor (in its sole and absolute discretion) consents otherwise in writing, the Licensee shall comply with all applicable laws, rules, regulations and ordinances in effect at any time and from time to time in the Territory in connection with the Products and Services utilizing any of the Trademarks if the non-compliance therewith would materially impair the prestige and goodwill of the Trademarks.

                  Section 5. Standards of Quality. The Licensee acknowledges to and covenants and agrees with the Licensor that, during the Term of this Agreement, unless the Licensor (in its sole and absolute discretion) consents otherwise in writing: (a) none of the Products or Services shall fail in any material respect to meet the standards of quality with respect to the Trademarks in place at the time of commencement of this Agreement ("Standards of Quality") if such failure would materially impair the prestige and goodwill of the Trademarks; and (b) none of the Products or Services of the Licensee shall otherwise materially impair the prestige and goodwill of the Trademarks.

                  Section 6. Registration for the Trademarks in the Territory.

                  (a) Registration Maintenance. During the term of this Agreement, the Licensor shall undertake, in its own name, to renew and maintain registration for the Trademarks in the Territory. The Licensee shall cooperate with the Licensor in the execution, filing and prosecution of any such instrument(s) or document(s) as the Licensor from time to time may reasonably request (i) to obtain renewal and/or maintain registration for the Trademarks in the Territory and (ii) to confirm the Licensor's ownership rights therein. The Licensor makes no representation or warranty hereby that the registrations for the Trademarks will be renewable or maintainable in the Territory, and the failure to renew or maintain the registrations thereof shall not be deemed a breach hereof by the Licensor.

                  (b) Costs and Expenses. Any and all costs and expenses (including, without limitation, the fees and expenses of attorneys and other professionals) incurred by the Licensor in the renewal or maintenance of any of the Trademarks in the Territory shall be borne by the Licensor.

                  Section 7. Royalties. The license granted under this Agreement is royalty-free. The Licensee shall not be required to account to the Licensor with respect to its use of the Trademarks.

                  Section 8. Representations and Warranties Respecting the Licensee. The Licensee represents and warrants to the Licensor that, as of the date hereof and as of the date of each amendment, renewal or extension hereof or assumption hereof, except as otherwise disclosed to the Licensor in writing: (a) the Licensee is a corporation duly incorporated, validly existing and in good standing under the laws its state of incorporation; (b) the Licensee has the legal capacity, power, authority and unrestricted right to execute and deliver this Agreement and to perform all of its obligations hereunder; (c) the execution and delivery by the Licensee of this Agreement and the performance by the Licensee of all of its obligations hereunder will not violate or be in conflict with any term or provision of (i) any applicable law, (ii) any judgment, order, writ, injunction, decree or consent of any court or other judicial authority applicable to the Licensee or any material part of the Licensee's assets and properties, (iii) any of its organizational documents, or
(iv) any material agreement or document to which it is a party or subject or that applies to any material part of the Licensee's assets and properties; (d) no consent, approval or authorization of, or registration, declaration or filing with, any governmental authority or other person is required as a condition precedent, concurrent or subsequent to or in connection with the due and valid execution, delivery and performance by the Licensee of this Agreement or the legality, validity, binding effect or enforceability of any of the terms and provisions of this Agreement; and (e) this Agreement is a legal, valid and binding obligation of the Licensee, enforceable against the Licensee in accordance with its terms and provisions.

                  Section 9. Representations and Warranties Respecting the Licensor. The Licensor represents and warrants to the Licensee that, as of the date hereof and as of the date of each amendment, renewal or extension hereof or assumption hereof, except as otherwise disclosed to the Licensee in writing: (a) the Licensor is a corporation duly incorporated, validly existing and in good standing under the laws its state of incorporation; (b) the Licensor has the legal capacity, power, authority and unrestricted right to execute and deliver this Agreement and to perform all of its obligations hereunder; (c) the execution and delivery by the Licensor of this Agreement and the performance by the Licensor of all of its obligations hereunder will not violate or be in conflict with any term or provision of (i) any applicable law, (ii) any judgment, order, writ, injunction, decree or consent of any court or other judicial authority applicable to the Licensor or any material part of the Licensor's assets and properties, (iii) any of its organizational documents, or
(iv) any material agreement or document to which it is a party or subject or that applies to any material part of the Licensor's assets and properties; (d) no consent, approval or authorization of, or registration, declaration or filing with, any governmental authority or other person is required as a condition precedent, concurrent or subsequent to or in connection with the due and valid execution, delivery and performance by the Licensor of this Agreement or the legality, validity, binding effect or enforceability of any of the terms and provisions of this Agreement; (e) this Agreement is a legal, valid and binding obligation of the Licensor, enforceable against the Licensor in accordance with its terms and provisions; (f) the Licensor is the registered, legal and beneficial owner of the Trademarks; (g) the Licensor has full power and authority and the unrestricted right to grant the licenses contemplated hereunder; (h) the license of the Trademarks hereunder is made free and clear of any and all liens or encumbrances; (i) the Trademark registrations are in full force and effect; and (j) the Licensor has no knowledge of any infringements or competing claims with respect to any Trademark.

                  Section 10. Termination.

                  (a) Termination for Cause. The Licensor shall have the right to terminate this Agreement (and the licenses and other rights, remedies and interests granted to the Licensee hereunder), and end the Term, by written notice to the Licensee in the event the Licensee shall default in the performance or satisfaction of any of the terms and provisions of this Agreement, which violation or failure shall have continued for more than thirty
(30) days after notice thereof by the Licensor to the Licensee and which violation or failure has materially impaired the prestige and goodwill of the Trademarks, provided, however, that if such default is capable of being cured and if the Licensee shall have commenced to cure such default within such period and shall proceed continuously in good faith and with due diligence to cure such default, then such thirty day period shall instead be such longer period as may be reasonably necessary to effect such cure (not to exceed 180 days).

                  (b) Termination Without Prejudice; Certain Continuing Provisions. The termination of this Agreement (and the licenses and other rights, remedies and interests granted to the Licensee hereunder), for any reason, shall be without prejudice to any other right or remedy the Licensor may have, including (without limitation) the right of the Licensor to recover from the Licensee any and all (i) damages to which it may be entitled by reason of the happening of the event giving rise to such termination or any other event and (ii) reimbursements, indemnifications and other amounts that remain unsatisfied by the Licensors hereunder, which rights and remedies all shall survive any such termination hereunder. In addition, the terms and provisions of this subsection and Sections 12 through 21 hereof shall survive any such termination hereunder.

                  Section 11. Infringement.

                  (a) Defense of Infringements. In the event that legal proceeding shall be instituted by any third party with respect to the alleged infringement by the Trademarks on the rights of any third party, the Licensor shall have the right, at its option and expense and either in its name, in the name of the Licensee, or in the name of both the Licensor and the Licensee, to be represented by counsel selected by the Licensor, and to defend against, negotiate, settle or otherwise deal with such proceeding. The Licensee may participate in or (if the Licensor elects not to do so) defend any such proceeding at its own cost and expense (subject to reimbursement by the Licensor of reasonable costs and expenses if the Licensee prevails in such proceeding) and with counsel of its choice; provided, however, that if the Licensor defends the proceeding, the Licensor shall control such proceeding. The Licensee shall not settle such proceeding, or any claim or demand, admit liability or take any action with respect thereto without the prior written consent of the Licensor, which shall not be unreasonably withheld.

                  (b) No Liability for Continuing Unauthorized Use. If any of the Trademarks shall be declared by a court of competent jurisdiction to be an infringement on the rights of any third party so that the Licensee may not thereafter continue in the use thereof, or if the Licensee shall unlawfully use any of the Trademarks after the Term, the Licensor shall not be liable to the Licensee or any other person or entity for any damages or otherwise as a result of continuing use by the Licensee after such declaration or the end of the Term.

                  (c) Notice and Prosecution of Infringement. The Licensee shall promptly notify the Licensor of any infringement, counterfeiting or passing-off of any of the Trademarks of which it has actual knowledge, whether by the use of any of the Trademarks or otherwise, but shall not take any action, legal or otherwise, with respect to such infringement, counterfeiting or passing-off without prior notice to the Licensor. In the event that the Licensee deems legal proceedings to be reasonably necessary to enjoin any third party with respect to the alleged infringement, counterfeiting or passing-off of any of the Trademarks, the Licensor shall have the right, at its option and expense and either in its name, in the name of the Licensee, or in the name of both the Licensor and the Licensee, to be represented by counsel selected by the Licensor, and to prosecute, negotiate, settle or otherwise deal with such proceeding. The Licensee may participate in or (if the Licensor elects not to do so) prosecute any such proceeding at its own cost and expense (subject to reimbursement by the Licensor of reasonable costs and expenses if the Licensee prevails in such proceeding) and with counsel of its choice; provided, however, that if the Licensor prosecutes the proceeding, the Licensor shall control such proceeding. The Licensee shall not settle such proceeding, or any claim or demand, release any liability or take any action with respect thereto without the prior written consent of the Licensor, which shall not be unreasonably withheld.

                  (d) Licensee and Licensor Cooperation. The Licensee will cooperate fully with the Licensor at the Licensor's expense in any such action the Licensor may decide to take, and, if requested by the Licensor, shall join with the Licensor in such actions as the Licensor may deem advisable for the protection of the Trademarks or the Licensor's rights. The Licensor will cooperate fully with the Licensor at the Licensee's expense (subject to reimbursement as provided above) in any such permitted action the Licensee may decide to take, and, if requested by the Licensee, shall join with the Licensee in such actions as the Licensor may deem advisable for the protection of the Trademarks or the Licensee's rights.

                  (e) Costs and Expenses. Except as otherwise provided above, any and all costs and expenses (including, without limitation, the fees and expenses of attorneys and other professionals) incurred in the protection or defense of any of the Trademarks in the Territory, or the defense of any use or application of the Trademarks, shall be borne by the Licensor.

                  Section 12. Expenses of and Indemnity by the Licensee.

                  (a) The Licensee will pay and discharge, at its own expense, any and all expenses, charges, fees and taxes (other than as provided in subsection (b) of this Section and Section 6 hereof) arising out of or incidental to the carrying on of the Licensee's business, and the Licensee will indemnify and hold the Licensor harmless from any and all claims that may be imposed on the Licensor for such expenses, charges, fees and taxes.

                  (b) Except as otherwise provided in Section 10 hereof, the Licensee shall indemnify, defend (with counsel selected by the Licensee and reasonably acceptable to the Licensor) and hold the Licensor and its representatives and agents harmless from, against and with respect to any claim, suit, loss, damage, demands, injuries or expense (including the reasonable fees and expenses of attorneys and other professionals) arising out of or related directly or indirectly to any Product, Service, or other Trademark bearing item sold or provided by the Licensee or any other act or omission of the Licensee, except to the extent attributable to the bad faith, negligence or willful misconduct of the Licensor or its representatives.

                  Section 13. Relationship between the Parties. The rights, powers, privileges, remedies and interests accorded to the Licensor under this Agreement and applicable law are for the protection of the Licensor, not the Licensee, and no term or provision of this Agreement is intended (or shall be deemed or construed) to impose on the Licensor any duty or obligation to the Licensee to monitor or police any of the activities of the Licensee. No term or provision of this Agreement is intended to create, nor shall any such term or provision be deemed or construed to have created, any employment, joint venture, partnership, trust, agency or other fiduciary relationship between the Licensee and the Licensor or constitute the Licensee as an employee, joint venturer, partner, trustee, agent or other representative for or of the Licensor. The Licensee shall not be entitled or have any power or authority to bind or obligate the Licensor in any manner whatsoever or to hold itself out as an employee, joint venturer, partner, trustee, agent or other representative for or of the Licensor.

                  Section 14. Waiver of Jury Trial. In any action, suit or proceeding in any jurisdiction brought against any Party by any other Party, each Party hereby irrevocably waives trial by jury.

                  Section 15. Consent to New York Jurisdiction and Venue, Etc. Each Party hereby consents and agrees that the Supreme Court of the State of New York for the County of Westchester and the United States District Court for the Southern District of New York each shall have personal jurisdiction and proper venue with respect to any dispute between the Parties; provided that the foregoing consent shall not deprive any Party of the right in its discretion to voluntarily commence or participate in any other forum having jurisdiction and venue. In any dispute, no Party will raise, and each Party hereby expressly and irrevocably waives, any objection or defense to any such jurisdiction as an inconvenient forum.

                  Section 16. Notices. Except as otherwise expressly provided, any notice, request, demand or other communication permitted or required to be given under this Agreement shall be in writing, shall be sent by one of the following means to the addressee at the address set forth above (or at such other address as shall be designated hereunder by notice to the other parties and persons receiving copies, effective upon actual receipt) and shall be deemed conclusively to have been given: (i) on the first Business Day following the day timely deposited with Federal Express (or other equivalent national overnight courier) or United States Express Mail, with the cost of delivery prepaid or for the account of the sender; (ii) on the fifth Business Day following the day duly sent by certified or registered United States mail, postage prepaid and return receipt requested; or (iii) when otherwise actually received by the addressee on a Business Day (or on the next Business Day if received after the close of normal business hours or on any non-business day).

                  Section 17. Further Assurances. Each Party agrees to do such further acts and things and to execute and deliver such statements, assignments, agreements, instruments and other documents as the other Party from time to time reasonably may request in order to (a) evidence or confirm the transfer or issuance of any stock or Asset or (b) effectuate the purpose and the terms and provisions of this Agreement, each in such form and substance as may be acceptable to the Parties.

                  Section 18. Interpretation, Headings, Severability, Etc. The parties acknowledge and agree that the terms and provisions of this Agreement have been negotiated, shall be construed fairly as to all parties hereto, and shall not be construed in favor of or against any party. The section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. In the event that any term or provision of this Agreement (other than Section 1 hereof) shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by a governmental authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability (a) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted or reduced pursuant to the next sentence, as applicable, or (b) by or before any other authority of any of the terms and provisions of this Agreement. If any term or provision of this Agreement is held to be unenforceable because of the scope or duration of any such provision, the parties agree that any court making such determination shall have the power, and is hereby requested, to reduce the scope or duration of such term or provision to the maximum permissible under applicable law so that said term or provision shall be enforceable in such reduced form.

                  Section 19. Successors and Assigns; Assignment; Intended Beneficiaries. Whenever in this Agreement reference is made to any person, such reference shall be deemed to include the successors, assigns, heirs and legal representatives of such person, and, without limiting the generality of the foregoing, all representations, warranties, covenants and other agreements made by or on behalf of any Party in this Agreement shall inure to the benefit of the successors, assigns, heirs and legal representatives of each other Party; provided, however, that nothing herein shall be deemed to authorize or permit the Licensee to assign any of its rights or obligations under this Agreement to any other person, and the Licensee covenants and agrees that it shall not make any such assignment, except as otherwise provided in Section 1 hereof or with the prior written consent of the Licensor. The representations, warranties and other terms and provisions of this Agreement are for the exclusive benefit of the Parties hereto, and, except as otherwise expressly provided herein, no other person (including creditors of any party hereto) shall have any right or claim against any Party by reason of any of those terms and provisions or be entitled to enforce any of those terms and provisions against any Party.

                  Section 20. No Waiver by Action, Etc. Any waiver or consent respecting any representation, warranty, covenant or other term or provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which given and shall not be deemed, regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of a Party at any time or times to require performance of, or to exercise its rights with respect to, any representation, warranty, covenant or other term or provision of this Agreement in no manner (except as otherwise expressly provided herein) shall affect its right at a later time to enforce any such provision. No notice to or demand on any Party in any case shall entitle such Party to any other or further notice or demand in the same, similar or other circumstances. All rights, powers, privileges, remedies and other interests of each Party hereunder are cumulative and not alternatives, and they are in addition to and shall not limit (except as otherwise expressly provided herein) any other right, power, privilege, remedy or other interest of such Party under this Agreement or applicable law.


                                  [END OF PAGE]

                  Section 21. Counterparts; New York Governing Law; Amendments; Entire Agreement. This Agreement shall be effective as of the date first written above when executed by Parties and delivered to the Licensor. This Agreement may have been executed in two or more counterpart copies of the entire document or of signature pages to the document, each of which may be executed by one or more of the Parties hereto, but all of which, when taken together, shall constitute a single agreement binding upon all of the Parties hereto. This Agreement shall be governed by and construed in accordance with the applicable laws pertaining in the State of New York (other than those that would defer to the substantive laws of another jurisdiction). Each and every modification and amendment of this Agreement shall be in writing and signed by all of the Parties, and each and every waiver of, or consent to any departure from, any representation, warranty, covenant or other term or provision of this Agreement shall be in writing and signed by each affected Party. This Agreement contains the entire agreement of the parties and supersedes all prior and other representations, agreements and understandings (oral or otherwise) between the parties with respect to the matters contained herein.

                  IN WITNESS WHEREOF, the Parties have duly executed and delivered this Agreement as of the date first above written.

                                   SPAR INFOTECH, INC.


                                   By: /s/ Robert G. Brown
                                      ------------------------------------------
                                            Robert G. Brown
                                            Chief Executive Officer



                                   SPAR TRADEMARKS, INC.


                                   By: /s/ Robert G. Brown
                                      ------------------------------------------
                                            Robert G. Brown
                                            Chief Executive Officer

                                   SCHEDULE A
                                   ----------



United States

             Mark                     Reg. No.                 Reg. Date

             SPAR                    1,357,128                 August 27, 1985

             SPAR & design           1,357,132                 August 27, 1985

             SPAR & design           1,387,743                 March 25, 1986

             SPAR                    1,441,909                 June 9, 1987

             SPAR                    1,597,275                 May 22, 1990


Canada

             Mark                     Reg. No.                 Reg. Date

             SPAR                     337,986                  March 11, 1988

             SPAR & design            337,987                  March 11, 1988

             SPAR & design            341,996                  June 23, 1988

             SPAR                     349,073                  December 16, 1988

             SPAR & design            390,182                  November 15, 1991